SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report:  May 24, 1995
(Date of earliest event reported)



         Residential Funding Mortgage Securities I, Inc.
     (Exact name of registrant as specified in its charter)


Delaware                    33-54227                 75-2006294
(State or Other Juris-     (Commission           (I.R.S. Employer
diction of Incorporation) File Number)        Identification No.)


8400 Normandale Lake Blvd., Suite 600,
Minneapolis,Minnesota                     55437
(Address of Principal Executive Office)  (Zip Code)


Registrant's telephone number, including area code:(612) 832-7000





Item 5.   Other Events.

          On May 30, 1995, the Registrant will cause the issuance and sale of $102,156,472 initial principal amount of Mortgage Pass-Through Certificates, Series 1995-S8, Class A-1, Class A- 2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7,
     Class A-8, Class R-I, Class R-II, Class M-1, Class M-2 Class
     M-3, Class B-1, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 1995, among the Registrant, Residential Funding Corporation, as Master Servicer, and The First National Bank of Chicago, as Trustee.

          In connection with the sale of the Series 1995-S8, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 Certificates and the Class R-I and Class R-II Certificates, other than a de minimis portion thereof (collectively, the "Underwritten Certificates"), the Registrant has been advised by Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 33-54227, which Computational Materials are being filed manually as exhibits to this report.

          The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

          The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

          In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits





     Exhibit          No.Item 601(a) of
                      Regulation S-K
                      Exhibit No.              Description


           1            99                Computational Materials







     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   RESIDENTIAL FUNDING MORTGAGE
                                   SECURITIES I, INC.

                                   By:  /s/ Bruce Legan
                                   Name:   Bruce Legan
                                   Title:      Director




Dated: May 24, 1995
                         EXHIBIT INDEX


               Item 601 (a) of      Sequentially
     Exhibit   Regulation S-K       Numbered
     Number    Exhibit No.          Description      Page

     1          99                  Computational    Filed
                                    Materials        Manually


                            EXHIBIT

                     (Intentionally Omitted)